UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                   -- --  :
                                          :            03-13903 (BRL)
                        Debtors.          :
                                          :  (Jointly Administered)
                                          :
- - - - - - - - - - - - - - - - - - - - - x


                            OPERATING STATEMENTS FOR
                THE PERIOD DECEMBER 1, 2003 TO DECEMBER 31, 2003
                ------------------------------------------------


DEBTOR'S ADDRESS:                             PERIOD DISBURSEMENTS:
                                              ---------------------

Cross Media Marketing Corporation             Cross Media Marketing
275 Madison Avenue, 6th Floor                 Corporation:             $291,765
New York, New York  10016
                                              Media Outsourcing, Inc.: $436,355

DEBTOR'S ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022


            I the undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: February 20, 2004             By:   CROSS MEDIA MARKETING CORPORATION


                                    /s/ Peter A. Furman
                                    -------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

                                                  - and -

                                    MEDIA OUTSOURCING, INC.


                                    /s/ Peter A. Furman
                                    -------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.


Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.


                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                             Debtors-In-Possession

                             As of December 31, 2003
                                       and
                              November 30, 2003 (a)


                                                       December 31, 2003     November 30, 2003
                                                       -----------------     -----------------

Assets
Current Assets:
     Cash and cash equivalents                           $   6,720,372         $   6,110,123
     Consumer accounts receivable (b)                       13,561,923            15,540,921
     Other receivables                                       2,984,852             3,566,067
     Other current assets                                      227,507               226,683
                                                         -------------         -------------
Total current assets                                        23,494,654            25,443,794
   Non-Current Assets
     Fixed Assets - Net                                      3,987,067             4,187,067
     Goodwill - Net                                         17,348,545            17,348,545
     Other assets                                              501,539               501,569
                                                         -------------         -------------
       Total Non-current Assets                             21,837,151            22,037,181
                                                         -------------         -------------
         TOTAL ASSETS                                    $  45,331,805         $  47,480,975
                                                         =============         =============

Liabilities and Stockholders' Equity
     Post Petition Liabilities
        Accounts Payable and Accrued Expenses (c)        $   4,805,736         $   5,168,156
                                                         -------------         -------------
           Total Post Petition Liabilities                   4,805,736             5,168,156
                                                         -------------         -------------

     Pre Petition Liabilities
        Secured Debt (d)                                    28,884,448            28,884,448
        Capital Lease Obligations (e)                          841,571               841,571
        Notes Payable/Preferred Stock                        5,050,000             5,050,000
        Unsecured Claims                                    21,932,074            21,979,174
                                                         -------------         -------------
            Total Pre Petition Liabilities                  56,708,093            56,755,193
                                                         -------------         -------------

         Total Liabilities                                  61,513,829            61,923,349

Shareholders' Equity
     Common Stock                                               15,206                15,206
     Additional Paid in Capital                            129,073,273           129,073,273
     Treasury Stock                                           (424,173)             (424,173)
     Notes Receivable                                         (697,500)             (697,500)
     Retained Earnings                                    (144,148,830)         (142,409,180)
                                                         -------------         -------------
       Total Stockholders' Equity                          (16,182,024)          (14,442,374)
                                                         -------------         -------------
         TOTAL LIABILITIES & STOCKHOLDERS' EQUITY        $  45,331,805         $  47,480,975
                                                         =============         =============

Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of December 31, 2003 and November 30, 2003. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

As of December 31, 2003 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of December 31, 2003 and November 30, 2003, there has been no final determination as to the classification of the majority of these liabilities as pre or post petition.

(d) On October 10, 2003, a distribution of $1,213,073 was made to the secured lender in partial repayment of the secured debt.

(e) On September 16, 2003, an entry of an order pursuant to sections 363, 365 and 554 of title 11 of the United States Code (the "Bankruptcy Code") permitted the surrender of certain property of the Debtors' estate and authorized the Debtors to reject certain executory contracts and unexpired leases. As of December 31, 2003, the debtors have partially reflected in the balance sheet the rejection of certain executory contracts and unexpired leases.


                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)
                       Case Number 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
              For the period December 1, 2003 - December 31, 2003


                                              MOS                   XMM                    Total

Cash flow from operations
Cash Receipts from Operations:
Consumer Receipts                         $ 1,290,358            $      --               $ 1,290,358
Non Consumer Receipts                          48,010                   --                    48,010
                                          -----------            -----------             -----------
                                            1,338,368                   --                 1,338,368

Operating Cash Disbursements:
Employee Compensation/Reimbursements          278,101                  1,522                 279,623
Direct Costs                                   84,148                   --                    84,148
Facilities                                     65,052                  4,423                  69,475
                                          -----------            -----------             -----------
Total Operating Disbursements                 427,301                  5,945                 433,246

Operating Cash Flow                           911,067                 (5,945)                905,122

Non-Operating Cash Disbursements:
Professional Fees & Other                       9,054                285,820                 294,874
                                          -----------            -----------             -----------
Non Operating Cash Flow                         9,054                285,820                 294,874

Net Cash Flow                             $   902,013            $  (291,765)            $   610,248
                                          ===========            ===========             ===========


                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)
                          Account Balances (Per Book)
                 As of December 31, 2003 and November 30, 2003
                        Case Number 03-13901 and 03-13903


                      Branch      Account                                                                 Balance at    Balance at
    Institution      Location      Number                    Account Name (Type) (a)                       12/31/03     11/30/03

Fleet               New York     9429278356   Cross Media - (Disbursement Funding Account)
                                              - Debtor in Possession                                      $ 247,344    $ 290,023
Fleet               New York       80221654   Cross Media Marketing - (Controlled Disbursement Account)
                                              - Debtor in Possession                                        (78,752)     (99,323)
Fleet               New York       80227175   Cross Media Marketing SVC Co- (Payroll Funding Account)
                                              - Debtor in Possession                                        (19,116)     (15,859)
Fleet               New York     9429159138   Cross Media Marketing Corp - (Corporate Operating Account)
                                              - Debtor in Possession                                      6,597,682    5,948,808
Fleet               New York     9429164607   Cross Media Marketing Corp - (NY Disbursement Account)        (19,244)     (19,244)

SouthTrust Bank     Atlanta        90001703   Media Outsourcing Inc. Debtor in Possession
                                              (Controlled Disbursement Account)                                   -            -
SouthTrust Bank     Atlanta        81387740   Media Outsourcing Inc. Debtor in Possession
                                              (Operating Account)                                            (7,542)       5,718

                    Total Accounts                                                                       $6,720,372   $6,110,123

(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.


                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)
                          Account Balances (Per Bank)
                 As of December 31, 2003 and November 30, 2003
                        Case Number 03-13901 and 03-13903


                    Branch        Account                                                                 Balance at    Balance at
   Institution     Location       Number                          Account Name (Type)                      12/31/03      11/30/03

Fleet              New York      9429278356   Cross Media - (Disbursement Funding Account)
                                              - Debtor in Possession                                      $  247,344     $ 290,023
Fleet              New York        80221654   Cross Media Marketing - (Controlled Disbursement Account)
                                              - Debtor in Possession                                               -             -
Fleet              New York        80227175   Cross Media Marketing SVC Co- (Payroll Funding Account)
                                              - Debtor in Possession                                               -           403
Fleet              New York      9429159138   Cross Media Marketing Corp - (Corporate Operating Account)
                                              - Debtor in Possession                                       6,537,820     5,938,879
Fleet              New York      9429164607   Cross Media Marketing Corp - (NY Disbursement Account)               -             -

SouthTrust Bank    Atlanta         90001703   Media Outsourcing Inc. Debtor in Possession
                                              (Controlled Disbursement Account)                                    -             -
SouthTrust Bank    Atlanta         81387740   Media Outsourcing Inc. Debtor in Possession
                                              (Operating Account)                                             19,336        25,104
                                                                                                         -----------   -----------
                   Total Accounts                                                                        $ 6,804,500   $ 6,254,409
                                                                                                         ===========   ===========


                                                Cross Media Marketing Corporation
                                                     (Debtors-In-Possession)
                                              Case Number 03-13901 and 03-13903

                                          Statement of Cash Receipts and Disbursements
                                       For the period December 1, 2003 and December 31, 2003


                                                           FLEET NATIONAL BANK                               SOUTHTRUST
                             ------------------------------------------------------------------------------------------
                                                                                                             90001703 &
                             9429278356    80221654      80227175     9429159138   9429164607    9429159314  813887740    TOTAL
                             ----------    --------      --------     ----------   ----------    ----------  ---------    -----

CASH 12/01/03 (book)         $ 290,023    $ (99,323)   $  (15,859)   $ 5,948,808   $ (19,244)   $     --     $  5,718   $6,110,123

       RECEIPTS

    Consumer Receipts                                                  1,290,358                                         1,290,358
    Non Consumer Receipts                                                 45,014                                2,996       48,010

                            -------------------------------------------------------------------------------------------------------
        RECEIPTS                  --           --            --        1,335,372        --            --        2,996    1,338,368


                            -------------------------------------------------------------------------------------------------------
      DISBURSEMENTS           (218,334)    (477,275)       (1,024)        (3,230)       --            --     (28,256)     (728,119)

                            -------------------------------------------------------------------------------------------------------
    IBT Funding In/(Out)       175,655      497,846        (2,233)      (683,268)                             12,000            --

                            -------------------------------------------------------------------------------------------------------
      NET CASH CHANGE          (42,679)      20,571        (3,257)       648,874        --            --      (13,260)     610,249

                            -------------------------------------------------------------------------------------------------------
CASH 12/31/03 (book)         $ 247,344    $ (78,752)   $  (19,116)   $ 6,597,682   $ (19,244)   $     --     $ (7,542)  $6,720,372
                            -------------------------------------------------------------------------------------------------------

    Less In-Transit Deposits                                             (59,862)                                          (59,862)
    Plus Outstanding
    Disbursements                            78,752        19,116                     19,244                   26,878      143,990
                            -------------------------------------------------------------------------------------------------------
Adjusted CASH 12/31/03         247,344         --                   $  6,537,820          --          --       19,336    6,804,500
                            -------------------------------------------------------------------------------------------------------

Bank Balance 12/31/03        $ 247,344    $    --                   $  6,537,820   $      --   $      --     $ 19,336   $6,804,500
                            -------------------------------------------------------------------------------------------------------